Exhibit 10.1



                                                                  EXECUTION COPY


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                           MBIA INSURANCE CORPORATION,
                                   as Insurer


                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.,

                             OCWEN FEDERAL BANK FSB,
                                 as Sub-Servicer

                     RESIDENTIAL ASSET FUNDING CORPORATION,
                                  as Depositor

                             FIRST UNION CORPORATION

                                       and

                       FIRST UNION CAPITAL MARKETS CORP.,
                                 as Underwriter


                            INDEMNIFICATION AGREEMENT


                                  $125,030,000
                   RBMG Funding Co. Mortgage Loan Trust 1999-1
                               Asset-Backed Notes
                     Series 1999-1, Class A-1 and Class A-2


                            Dated as of June 1, 1999




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


                                TABLE OF CONTENTS

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Section 1.  Definitions..........................................................................................1

Section 2.  Representations and Warranties of the Insurer........................................................3

Section 3.  Agreements, Representations and Warranties of the Underwriter........................................4

Section 4.  Agreements, Representations and Warranties of RBMG...................................................4

Section 5.  Agreements, Representations and Warranties of the Sub-Servicer.......................................5

Section 6.  Agreements, Representations and Warranties of the Depositor..........................................5

Section 7.  Indemnification......................................................................................5

Section 8.  Notice To Be Given...................................................................................6

Section 9.  Contribution.........................................................................................8

Section 10.  Notices............................................................................................10

Section 11.  Governing Law, Etc.................................................................................11

Section 12.  Insurance Agreement; Underwriting Agreement; Servicing Agreement...................................11

Section 13.  Limitations........................................................................................11

Section 14.  Counterparts.......................................................................................11

Section 15.  Non-petition.......................................................................................11

TESTIMONIUM..........................................................................................SIGNATURE PAGE

SIGNATURES AND SEALS.................................................................................SIGNATURE PAGE



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


                            INDEMNIFICATION AGREEMENT


         This Agreement, dated as of June 1, 1999, is by and among MBIA Insurance Corporation, as Insurer, (the "Insurer"), as the Insurer under the Financial Guaranty Insurance Policy (the "Policy") issued in connection with the Offered Obligations described below, Resource Bancshares Mortgage Group, Inc. ("RBMG"), Ocwen Federal Bank FSB, as Sub-Servicer, (the "Sub-Servicer"), Residential Asset Funding Corporation, as Depositor (the "Depositor"), First Union Corporation ("First Union") and First Union Capital Markets Corp., as Underwriter (the "Underwriter").

         Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings stated herein, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings ascribed to such terms in the Indenture (as described below).

         "ACT" means the Securities Act of 1933, as amended, together with all related rules and regulations.

         "AGREEMENT" means this Indemnification Agreement by and among the Insurer, RBMG, the Sub-Servicer, the Depositor, First Union and the Underwriter.

         "COMPANY" means RBMG Asset Management Company, Inc., a Nevada corporation, or its successors in interest.

         "CONTRIBUTION AGREEMENT" means the Loan Contribution Agreement dated as of June 1,1999 between RBMG and the Company.

         "DEPOSITOR PARTY" means the Depositor and its respective parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

         "INDEMNIFIED PARTY" means any party entitled to any indemnification pursuant to Section 7 below, as the context requires.

         "INDEMNIFYING PARTY" means any party required to provide indemnification pursuant to Section 7 below, as the context requires.

         "INDENTURE" means the Indenture dated as of June 1, 1999 between the Issuer and the Indenture Trustee.

         "INDENTURE TRUSTEE" means The Bank of New York and its permitted successors and assigns.


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

         "INSURANCE AGREEMENT" means the Insurance Agreement, dated as of June 1, 1999, by and among the Insurer, RBMG, in its individual capacity and as Servicer, the Sub-Servicer, RBMG Funding Co., as Funding Co. and as residual holder, the Company, the Issuer, the Depositor, First Union and the Indenture Trustee, as indenture trustee.

         "INSURER PARTY" means the Insurer and its respective parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

         "ISSUER" means RBMG Funding Co. Mortgage Loan Trust 1999-1.

         "LOSSES" means (i) any actual out-of-pocket loss paid by the party entitled to indemnification or contribution hereunder and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

         "OFFERED OBLIGATIONS" means the RBMG Funding Co. Mortgage Loan Trust 1999-1, Asset-Backed Notes, Series 1999-1, Class A-1 and Class A-2, issued pursuant to the Indenture.

         "PERSON" means any individual, partnership, joint venture, corporation, trust or unincorporated organization or any government or agency or political subdivision thereof.

         "PROSPECTUS" means the form of final Prospectus included in the Registration Statement on each date that the Registration Statement and any post-effective amendment or amendments thereto became effective.

         "PROSPECTUS SUPPLEMENT" means the final Prospectus Supplement dated June 2, 1999 with respect to the Offered Obligations and filed with the Securities and Exchange Commission on June 7, 1999, and any amendment or supplement thereto.

         "RBMG PARTY" means RBMG, each of its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

         "REGISTRATION STATEMENT" means the Registration Statement on Form S-3 of the Depositor (No. 333-64775) relating to the Offered Obligations, and any pre- and post-effective amendment thereto, including the Prospectus, the Prospectus Supplement and all exhibits thereto.

         "SUB-SERVICER" means Ocwen Federal Bank FSB, as Sub-Servicer.

         "SUB-SERVICER PARTY" means the Sub-Servicer, each of its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.




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

         "UNDERWRITER PARTY" means the Underwriter and its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

         "UNDERWRITING AGREEMENT" means the Underwriting Agreement by and between the Depositor and the Underwriter, dated June 2, 1999.

         Section 2. REPRESENTATIONS AND WARRANTIES OF THE INSURER. The Insurer represents and warrants to the Underwriter, First Union, the Depositor and RBMG as follows:

                  (a) ORGANIZATION AND LICENSING. The Insurer is a duly incorporated and existing New York stock insurance company licensed to do business in the State of New York and is in good standing under the laws of such state.

                  (b) CORPORATE POWER. The Insurer has the corporate power and authority to issue the Policy and execute and deliver this Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

                  (c) AUTHORIZATION; APPROVALS. The issuance of the Policy and the execution, delivery and performance of this Agreement and the Insurance Agreement have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filings with any governmental agency or other governmental authority, or any approval of the Insurer's board of directors or stockholders, are necessary for the Policy, this Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Insurer.

                  (d) ENFORCEABILITY. The Policy, when issued, and this Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of the Insurer, enforceable in accordance with its terms, subject to applicable laws affecting the enforceability of creditors' rights generally.

                  (e) FINANCIAL INFORMATION. The consolidated financial statements of the Insurer as of December 31, 1998 and December 31, 1997 and for each of the three years in the period ended December 31, 1998 incorporated by reference in the Prospectus Supplement (the "Insurer Audited Financial Statements"), fairly present in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied. The consolidated financial statements of the Insurer and its subsidiaries as of March 31, 1999 and for the three-month periods ending March 31, 1999 and March 31, 1998 incorporated by reference in the Prospectus Supplement (the "Insurer Unaudited Financial Statements" and, collectively with the Insurer Audited Financial Statements, the "Insurer Financial Statements") present fairly in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles applied in a manner consistent with the accounting principles used in preparing the Insurer Audited Financial Statements, and, since March 31, 1999 there has been no material change in such financial condition of the Insurer which would materially and adversely affect its ability to perform its obligations under the Policy.

                  (f) INSURER INFORMATION. The information in the Prospectus Supplement as of the date hereof under the caption "THE INSURANCE POLICY AND THE NOTE INSURER" (other than the information under the sub-caption "--CREDIT ENHANCEMENT DOES NOT APPLY TO PREPAYMENT RISK" as to which the Insurer makes no representation or warranty) (the "Insurer Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus for a registrant under the Act, in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, the Insurer Information does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) NO LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under this Agreement, the Policy or the Insurance Agreement.

         Section 3. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITER. The Underwriter represents and warrants to and agrees with RBMG and the Insurer that the statements in the Prospectus Supplement made in reliance upon and in conformity with written information relating to the Underwriter furnished specifically for use in the preparation of the Prospectus Supplement, it being acknowledged that the only such information is that set forth under the heading "UNDERWRITING" and any information relating to market making (referred to herein as the "Underwriter Information"), are true and correct in all material respects.

         Section 4. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF RBMG. RBMG represents and warrants to and agrees with the Insurer, the Sub-Servicer, First Union, the Depositor and the Underwriter as follows:

                  (a) REGISTRATION STATEMENT. The information in the Prospectus Supplement, under the headings "SUMMARY--PARTIES--RBMG or Resource Bancshares Mortgage Group, Inc.," "SUMMARY--MORTGAGE LOAN POOL," "DESCRIPTION OF THE MORTGAGE POOL," "RBMG," "RBMG FUNDING CO" and "SERVICING OF THE MORTGAGE LOANS" (other than information under the sub-heading "--THE SUB-SERVICER") (collectively, the "RBMG Information") is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) ORGANIZATION. RBMG is duly incorporated and existing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction




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

         in which the nature of its business, or the properties owned or leased by it, makes such qualification necessary.

                  (c) CORPORATE POWER. RBMG has the corporate power and authority to execute and deliver this Agreement, the Contribution Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder in all material respects.

                  (d) AUTHORIZATION; APPROVALS. The execution, delivery and performance of this Agreement, the Contribution Agreement and the Insurance Agreement by RBMG have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of RBMG's board of directors or stockholders, are necessary for this Agreement, the Contribution Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of RBMG.

                  (e) ENFORCEABILITY. This Agreement, the Contribution Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of RBMG, each enforceable in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of RBMG and to general principles of equity.

                  (f) NO LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best of RBMG's knowledge, threatened against it at law or in equity or before any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or its operations or would materially and adversely affect its ability to perform its obligations under this Agreement, the Contribution Agreement or the Insurance Agreement.

         Section 5. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE SUB-SERVICER. The Sub-Servicer represents and warrants to and agrees with RBMG, First Union, the Depositor and the Underwriter that the information in the Prospectus Supplement set forth under the heading "SERVICING OF THE MORTGAGE LOANS--THE SUB-SERVICER" (the "Sub-Servicer Information") does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         Section 6. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor represents and warrants to and agrees with the Insurer that the information in the Registration Statement, other than the Insurer Information, the Sub-Servicer Information, the Underwriter Information and the RBMG Information (the "Depositor Information"), is true and correct in all material respects and does not contain any untrue statement of a fact that is material



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or omit to state a material fact  necessary to make the statements  therein,  in light of the circumstances under which they were made, not misleading.

         Section 7. INDEMNIFICATION. (a) The Insurer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each RBMG Party, each Depositor Party, First Union and each Underwriter Party against any and all Losses incurred by them with respect to the offer and sale of any of the Offered Obligations which result from the Insurer's breach of any of its representations and warranties (including, without limitation, with respect to the Insurer Information) set forth in
Section 2 of this Agreement.

         (b) The Underwriter hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Offered Obligations which result from the Underwriter's breach of its representation and warranty with respect to the Underwriter Information set forth in Section 3 of this Agreement.

         (c) RBMG hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party and each Sub-Servicer Party against any and all Losses incurred by them with respect to the offer and sale of any of the Offered Obligations which result from RBMG's breach of any of its representations and warranties (including, without limitation, with respect to the RBMG Information) set forth in Section 4 of this Agreement or resulting from the Depositor's breach of any of its representations and warranties set forth in Section 6 of this Agreement with respect to information in the Prospectus Supplement under the headings "SUMMARY--DESCRIPTION OF THE NOTES," "RISK FACTORS" (other than information under the sub-headings "--Book-Entry Registration May Reduce the Liquidity of the Notes," "--An Investment in the Notes May Be an Illiquid Investment," and "--Year 2000 Issue May Adversely Affect The Distribution to Noteholders"), "DESCRIPTION OF THE NOTES" (other than information under the sub-heading "--BOOK-ENTRY REGISTRATION AND DEFINITIVE NOTES") and "CERTAIN PREPAYMENT AND YIELD CONSIDERATIONS" (other than information under the sub-heading "--WEIGHTED AVERAGE LIFE OF THE NOTES").

         (d) The Sub-Servicer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each RBMG Party, First Union, each Depositor Party and each Underwriter Party against any and all Losses incurred by it with respect to the offer and sale of any of the Offered Obligations which result from the Sub-Servicer's breach of any of its representations and warranties (including, without limitation, with respect to the Sub-Servicer Information) set forth in Section 5 of this Agreement.

         (e) First Union hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Offered Obligations which result from the Depositor's breach of any of its representations and warranties set forth in
Section 6 of this Agreement other than Losses for which RBMG has agreed to indemnify the Insurer Parties pursuant to Section 7(c) of this Agreement. First Union, the Underwriter and the Depositor shall


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

not be liable hereunder with respect to the Insurer Information, the RBMG Information and the Sub-Servicer Information.

         (f) Upon the incurrence of any Losses entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

         Section 8. NOTICE TO BE GIVEN. (a) Except as provided in Section 9 below with respect to contribution, the indemnification provided herein by the Indemnifying Party shall be the exclusive remedy of each Indemnified Party for the Losses resulting from the Indemnifying Party's breach of a representation, warranty or agreement hereunder; provided, however, that each Indemnified Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach.

         (b) In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or facsimile notice of such action or claim reasonably promptly after receipt of written notice thereof.

         (c) Upon request of the Indemnified Party, the Indemnifying Party shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. The Indemnifying Party may, at its option, at any time upon written notice to the Indemnified Party, assume the defense of any proceeding and may designate counsel reasonably satisfactory to the Indemnified Party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding, the Indemnifying Party shall not be liable for any settlement of any proceeding, effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnifying Party shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, each Indemnified Party.

         (d) The Indemnified Party will have the right to employ its own counsel in any such action, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at the Indemnifying Party's expense has been authorized in writing by the Indemnifying Party, (2) the Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (3) the named parties to any such action include the Indemnifying Party on the one hand and, on the other hand, the Indemnified Party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense

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

of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Indemnifying Party, and all such fees and expenses will be reimbursed promptly as they are incurred. In the event that any expenses so paid by the Indemnifying Party are subsequently determined to not be required to be borne by the Indemnifying Party hereunder, the party which received such payment shall promptly refund to the Indemnifying Party the amount so paid by such Indemnifying Party. Notwithstanding the foregoing, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Indemnifying Party shall not be liable for the fees and expenses of more than one counsel for all RBMG Parties, more than one counsel for all Underwriter Parties and more than one counsel for all Insurer Parties, as applicable.

         (e) The Indemnified Parties shall cooperate with the Indemnifying Parties in resolving any event which would give rise to an indemnity obligation pursuant to Section 6 hereof in the most efficient manner.

         (f) No settlement of any such claim or action shall be entered into without the consent of each Indemnified Party who is subject to such claim or action, on the one hand, and each Indemnifying Party who is subject to such claim or action, on the other hand; provided, however, that the consent of such Indemnified Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Indemnified Party.

         (g) Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Indemnifying Party's financial liability hereunder, and then only to the extent of such prejudice.

         Section 9. CONTRIBUTION. (a) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for any Underwriter Party (other than pursuant to Section 7 or 8 of this Agreement), or if the indemnification provided by the Underwriter is determined to be unavailable for any Insurer Party (other than pursuant to Section 7 or 8 of this Agreement), the Insurer and the Underwriter shall contribute to the aggregate costs of liabilities arising from any breach of their respective representations and warranties set forth in this Agreement on the basis of the relative fault of all Insurer Parties and all Underwriter Parties.

         (b) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for any RBMG Party (other than pursuant to Section 7 or 8 of this Agreement), or if the indemnification provided by RBMG is determined to be unavailable for any Insurer Party (other than pursuant to Section 7 or 8 of this Agreement), the Insurer and RBMG shall contribute to the aggregate cost of liabilities arising from any breach of their respective representations and warranties set forth in this Agreement on the basis of the relative fault of all Insurer Parties and all RBMG Parties.

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

         (c) To provide for just and equitable contribution if the indemnification provided by RBMG is determined to be unavailable for any Sub-Servicer Party (other than pursuant to Section 7 or 8 of this Agreement), or if the indemnification provided by the Sub-Servicer is determined to be unavailable for any RBMG Party (other than pursuant to Section 7 or 8 of this Agreement), RBMG and the Sub-Servicer shall contribute to the aggregate cost of liabilities arising from any breach of their respective representation and warranties set forth in this Agreement on the basis of the related fault of all RBMG Parties and all Sub-Servicer Parties.

         (d) To provide for just and equitable contribution if the indemnification provided by Insurer is determined to be unavailable for any Depostor Party or for First Union (other than pursuant to Section 7 or 8 of this Agreement), or if the indemnification provided by First Union is determined to be unavailable for any Insurer Party (other than pursuant to Section 7 or 8 of this Agreement), the Insurer and First Union shall contribute to the aggregate cost of liabilities arising from any breach of their respective representation and warranties set forth in this Agreement on the basis of the related fault of all Insurer Parties on the one hand, and First Union and all Depositor Parties on the other hand.

         (e) To provide for just and equitable contribution if the indemnification provided by the Sub-Servicer is determined to be unavailable for First Union (other than pursuant to Section 7 or 8 of this Agreement), First Union and the Sub-Servicer shall contribute to the aggregate cost of liabilities arising from any breach of their respective representation and warranties set forth in this Agreement on the basis of the related fault of First Union and all Depositor Parties on the one hand, and all Sub-Servicer Parties on the other hand.

         (f) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth in Section 2, 3, 4, 5 or 6 of this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

         (g) The Parties agree that the Insurer shall be solely responsible for the Insurer Information and for the Insurer Financial Statements, that RBMG shall be solely responsible for the RBMG Information and the Depositor Information for which RBMG has agreed to indemnify the Insurer Parties and the Sub-Servicer Parties pursuant to Section 7(c) of this Agreement, that the Sub-Servicer shall be solely responsible for the Sub-Servicer Information, that the Underwriter shall be solely responsible for the Underwriter Information and that the Depositor shall be responsible for all other information in the Prospectus Supplement.

         (h) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (i) The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Depositor, any Underwriter Party, any RBMG Party, any Sub-Servicer Party or any

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

Insurer  Party,  (ii) the issuance of any Offered  Obligations  or the Policy or
(iii) any termination of this Agreement.

         (j) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

         Section 10. NOTICES. All notices and other communications provided for under this Agreement shall be addressed to the address set forth below as to each party or at such other address as shall be designated by a party in a written notice to the other party.

         If to the Insurer:             MBIA Insurance Corporation
                                        113 King Street
                                        Armonk, NY  10504
                                        Attention:  Insured Portfolio
                                                    Management--Structured
                                                    Finance (IPM-SF)

         If to RBMG:                    Resource Bancshares Mortgage Group, Inc.
                                        7909 Parklane Road
                                        Columbia, SC  29223
                                        Attention: Larry Reed

         If to the Underwriter:         First Union Capital Markets Corp.
                                        One First Union Center
                                        301 South College Street
                                        Charlotte, NC  28288
                                        Attention: Evan Peverley

         If to the Sub-Servicer:        Ocwen Federal Bank FSB
                                        1675 Palm Beach Lakes Blvd.
                                        West Palm Beach, FL 33401
                                        Attention:  Secretary

         If to First Union:             First Union Corporation
                                        301 South College Street
                                        Charlotte, NC  28288
                                        Attention: Shanker Merchant

         If to the Depositor:           Residential Asset Funding Corporation
                                        c/o First Union Capital Markets Corp.
                                        One First Union Center
                                        301 South College Street
                                        Charlotte, NC  28288
                                        Attention:  Evan Peverley

         Section 11. GOVERNING LAW, ETC. This Agreement shall be deemed to be a contract under the laws of the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions. This Agreement may not be assigned by any party without the express written consent of each other party. Amendments of this Agreement shall be in writing signed by each party. This Agreement shall not be effective until executed by each of the Insurer, RBMG, the Sub-Servicer, the Depositor, First Union and the Underwriter.

         Section 12. INSURANCE AGREEMENT; UNDERWRITING AGREEMENT; SERVICING AGREEMENT. This Agreement in no way limits or otherwise affects the indemnification obligations of RBMG, the Underwriter, the Depositor, First Union or the Sub-Servicer, as applicable, under (a) the

Insurance Agreement, (b) the Underwriting Agreement (c) the Servicing Agreement, or (d) the Sub-Servicing Agreement. To the extent that this Agreement conflicts with or does not address the relative rights of the Underwriter and the Depositor as between themselves as set forth in the Underwriting Agreement, the Underwriting Agreement shall govern.

          Section 13. LIMITATIONS. Nothing in this Agreement shall be construed as a representation or undertaking by the Insurer concerning maintenance of the rating currently assigned to its claims-paying ability by Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or any other rating agency.

          Section 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

         Section 15. NON-PETITION. So long as the Insurance Agreement is in effect, and for one year and one day following its termination, none of the parties hereto will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against RBMG Funding Co., RBMG Funding Co. Mortgage Loan Trust 1999-1 or RBMG Asset Management Company, Inc.



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                                       12

         IN WITNESS WHEREOF, the Parties hereto have caused this Indemnification Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                             MBIA INSURANCE CORPORATION

                             By /s/ ANN D. MCKENNA
                               ------------------------------------
                             Title:  Authorized Officer



                             RESOURCE BANCSHARES MORTGAGE GROUP, INC.

                             By  /s/ JORDAN D. DORCHUCK
                               ------------------------------------
                             Name:  Jordan D. Dorchuck
                             Title:  Senior Vice President



                             OCWEN FEDERAL BANK FSB

                             By  /s/ RONALD M. FARIS
                               ------------------------------------
                             Name:  Ronald M. Faris
                             Title:  Executive Vice President



                             FIRST UNION CAPITAL MARKETS CORP.

                             By  /s/ SHANKER L. MERCHANT
                               ------------------------------------
                             Name:  Shanker L. Merchant
                             Title:  Senior Vice President



                             RESIDENTIAL ASSET FUNDING CORPORATION

                             By /s/ SHANKER L. MERCHANT
                               ------------------------------------
                             Name:  Shanker L. Merchant
                             Title:  Senior Vice President

                             FIRST UNION CORPORATION

                             By /s/ CAROLYN ESKRIDGE
                               ------------------------------------
                             Name:  Carolyn Eskridge
                             Title:  Senior Vice President